UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Date of Report (Date Earliest Event Reported): September 10, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by FOXO Technologies Inc., a Delaware corporation (“FOXO” or the “Company”), for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 12, 2024 (the “Original Form 8-K”) in connection with the completion of the acquisition of Rennova Community Health, Inc. (“RCHI”). This Amendment is also being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 10, 2024, the Company entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc. (“RCHI”) and Rennova Health Inc. (“RHI”). On September 10, 2024, the Company entered into the Amended and Restated Stock Exchange Agreement with RCHI and RHI (the “RCHI SEA Amendment”) pursuant to which the RCHI SEA was amended to change the consideration to be received by RHI in exchange for all of the equity interests of RCHI from 20,000 shares of Series A Preferred Stock of the Company to $100. In addition, under the RCHI SEA Amendment, RCHI issued to RHI a senior note in the principal amount of $22,000,000 (subject to adjustments) (the “Senior Note”), which is secured by all of the assets of RCHI and its wholly-owned subsidiary, Scott County Community Health, Inc. (“SCCH”), under the Security and Pledge Agreement dated September 10, 2024 by, between, and among RHI, RCHI, and SCCH (the “Subsidiary Security Agreement”), with the Company and SCCH providing a guaranty on the Senior Note pursuant to the Guaranty Agreement dated September 10, 2024 (the “Guaranty Agreement”) and with the Company providing a security interest in the “Collateral,” as defined in the Security and Pledge Agreement dated September 10, 2024 (the “Security Agreement”) with RHI.

The Senior Note matures on September 10, 2026 and accrues interest on any outstanding principal amount at an interest rate of 8% per annum for the first six months increasing to 12% per annum after six months until maturity. After maturity, the default interest rate will be 20% per annum until the Senior Note is paid in full. The Senior Note requires principal repayments equal to 10% of the free cash flow (net cash from operations less capital expenditures) from RCHI and SCCH. Payments will be one month in arrears. The Senior Note will be reduced by payment of 25% of any net proceeds from equity capital raised by the Company.

SCCH, doing business as Big South Fork Medical Center (“BSF”), is a critical access care hospital located in Oneida, Tennessee consisting of a 52,000-square foot hospital building and 6,300-square foot professional building on approximately 4.3 acres. BSF has 25 inpatient beds, a 24/7 emergency department and provides ancillary services, including laboratory, radiology, respiratory and pharmacy services. The hospital became operational on August 8, 2017 and it became certified as a critical access hospital (rural) in December 2021, retroactive to June 30, 2021.

FOXO acquired RCHI as a synergistic opportunity to expand its operations in the healthcare sector and as a complement to its behavioral health offering, Myrtle Recovery Centers, Inc.’s (“Myrtle’s”), substance abuse treatment center on the campus of BSF, and its epigenetic biomarkers of human health, wellness and aging.

Costs associated with the transaction consisted of the RCHI’s purchase price of $22,000,100 and an estimated $5,000 for legal fees. No closing or other costs were subsequently identified and recorded. There were approximately $14,351,322 of accounts payable, accrued expenses, right-of-use lease liability and a note payable that were assumed as part of the transaction. The acquisition is more fully described in Note 5 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 19, 2024.

The summary of the Senior Note, the RCHI SEA Amendment, the Guaranty Agreement, the Security Agreement and the Subsidiary Security Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the Senior Note, the RCHI SEA Amendment, the Guaranty Agreement, the Security Agreement, the Subsidiary Security Agreement, which were filed as Exhibits 4.1, 99.1, 99.2, 99.3 and 99.4, respectively, to the Original 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements of RCHI are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.6 – Audited Financial Statements of RCHI and SCCH, including independent auditor’s report, as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022.

Exhibit 99.7 – Unaudited Condensed Combined Financial Statements of RCHI and SCCH as of September 10, 2024 and for the period January 1, 2024 to September 10, 2024.

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.8 – Unaudited pro forma statements of operations and explanatory notes for FOXO for the nine months ended September 30, 2024 and for the year ended December 31, 2023.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Exhibit Description

4.1*	Senior Note issued by Rennova Community Health, Inc. to and Rennova Health, Inc. on September 10, 2024.

99.1*	Amended and Restated Stock Exchange Agreement dated September 10, 2024 with Rennova Community Health, Inc. and Rennova Health, Inc.

99.2*	Guaranty Agreement dated September 10, 2024 with Scott County Community Hospital, Inc. and Rennova Health, Inc.

99.3*	Security and Pledge Agreement dated September 10, 2024 with Rennova Health, Inc.

99.4*	Security and Pledge Agreement dated September 10, 2024 by, between and among with Rennova Health, Inc. Rennova Community Health, Inc. and Scott County Community Health, Inc.

99.5	Audited Financial Statements of Rennova Community Health, Inc. and Scott County Community Health, Inc. for the years ended December 31, 2023 and 2022.

99.6	Unaudited Condensed Combined Financial Statements of Rennova Community Health, Inc. and Scott County Community Health, Inc. as of September 10, 2024 and for the period January 1, 2024 to September 10, 2024.

99.7	Unaudited pro forma condensed combined statements of operations and explanatory notes for the nine months ended September 10, 2024 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed with the Original Form 8-K filed on September 12, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: November 25, 2024	By:	/s/ Mark White
	Name:	Mark White
	Title:	Interim Chief Executive Officer